                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 14, 1998
                                                --------------------------------


                                GLAMIS GOLD LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                            British Columbia, Canada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


    0-31986 (86-689)                                         None
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



 Suite 310, 5190 Neil Road, Reno, Nevada                    89502
-----------------------------------------                 ----------
(Address of principal executive officers)                 (Zip Code)



Registrant's telephone number, including area code     (702) 827-4600
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                            Exhibits begins on Page 3


                               Page 1 of 14 Pages

        ITEM 5: Other Events and Exhibits

        On August 14, 1998 the Registrant entered into a Letter Agreement with Mar-West Resources Ltd., a public British Columbia corporation, the shares of which trade on the Vancouver Stock Exchange ("MarWest"), providing for the acquisition of MarWest by the Registrant by way of an arrangement pursuant to the Company Act (British Columbia) (the "Arrangement"). Under the Arrangement, each individual MarWest shareholder will be entitled to elect to receive, in exchange for each two Common shares of MarWest held, either one Common share of the Registrant or 0.8 of a Common share of the Registrant and Cdn.$0.96. The Arrangement is subject to a number of conditions including the finalization of formal documentation, receipt by MarWest directors of a fairness opinion regarding the transaction satisfactory to them, approval of the British Columbia Supreme Court, the approval of three-quarters of the shareholders of MarWest voting at a meeting of shareholders convened to approve the Arrangement and the receipt by each of the Registrant and MarWest of regulatory approval. It is anticipated that the Common shares of the Registrant issuable upon completion of the Arrangement will be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of and in reliance on
        Section 3(a)(10) thereof.

        The Registrant and MarWest have published a press release pertaining to the Arrangement on August 17, 1998, a copy of which is attached.

               (c) Exhibits

                      10.46 Letter Agreement dated August 14, 1998 pertaining to the acquisition of Mar-West Resources Ltd. by the Registrant.

                      99.1 Press Release dated August 17, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GLAMIS GOLD LTD.
                                         -----------------------------
                                         (Registrant)
August 21, 1998


                                             /s/ C. Kevin McArthur
                                         -----------------------------
                                         C. KEVIN MCARTHUR
                                         President and Chief Executive Officer